BLANKET BOND INSURANCE AGREEMENT

      THIS AGREEMENT is made as of the 11th day of January, 2016, by and among the investment companies listed in Appendix A (collectively referred to herein as the "Funds"), First Trust Advisors L.P. (the "Advisor") and First Trust Portfolios L.P. (collectively, with the Advisor and the Funds referred to as the "Parties").

                                  WITNESSETH:

      WHEREAS, the Parties have agreed to acquire a joint insured policy (the "Policy") issued by ICI Mutual Insurance Company containing broker's blanket bond coverage ("Blanket Bond Coverage") which shall cover all Parties;

      WHEREAS, the total amount of the Blanket Bond Coverage under the Policy will be $30,000,000 ("Bond Amount") based upon the determination of each Fund's Board of Trustees that such insured Parties should have an amount of coverage, in the aggregate, of at least $27,075,000 ("Basic Bond Coverage") as provided in Appendix B;

      WHEREAS, the Parties desire to provide herein for an allocation of the premiums for the Blanket Bond Coverage and a manner of allocating any loss proceeds received under the Policy.

         The Parties, therefore, agree that:

       1. Allocation of Blanket Bond Coverage Premium. Each Party shall pay a proportionate share of the Blanket Bond Coverage annual premium based on the allocation as set forth in Appendix C.

       2.   Losses.

      (a) General. The Policy is a "claims made" insurance policy and a Policy Year is the period from October 9th through the next succeeding October 9th (or any modification of that period as may be agreed by the Parties and the insurer). The insured loss (including all related expenses) of a Party which relates to a claim made by that Party relating to a particular Policy Year under the Blanket Bond Coverage is hereinafter referred to as a "Blanket Bond Loss." Party includes the trustees and officers of an insured Party and other insured agents or employees of such a Party.

      (b) Blanket Bond Loss. If only one insured Party incurs a Blanket Bond Loss relating to a Policy Year, the proceeds of the Blanket Bond Coverage for that Policy Year will be allocated to that Party. If more than one insured Party incurs a Blanket Bond Loss relating to a particular Policy Year, the proceeds of the Blanket Bond Coverage for that Policy Year will first be allocated among those insured Parties in proportion to their respective premiums paid under Paragraph 1 hereof for Blanket Bond Coverage. If, for that particular Policy Year, after initial allocation, there are remaining proceeds of the Blanket Bond Coverage and there are then insured Parties whose Blanket Bond Losses have not been paid in full, such proceeds shall be further allocated among such insured Parties in proportion to their respective premiums paid for such Coverage (repeating this further allocation procedure as each of such insured Parties is paid in full, until all proceeds have been allocated). If all Blanket Bond Losses relating to a particular Policy Year are not paid at the same time, the insured Parties who claim such Losses for that Policy Year shall make such provisions as they deem suitable to the particular circumstances (taking into account the size of any payment received, the size, nature and expected result of any remaining claims, and all other relevant factors) to permit a later re-allocation of amounts first paid. In no event shall any insured Party that incurs a Blanket Bond Loss relating to a Policy Year which equals or exceeds its Basic Bond Coverage be allocated proceeds of the Blanket Bond Coverage for that particular Policy Year in an amount less than its Basic Bond Coverage.

       3. Notices. Each Party agrees to give promptly to the insurer all notices required under the Policy.

       4. Agent. The Advisor is hereby appointed as the agent for all of the Parties for the purpose of making, adjusting, receiving and enforcing payment of all claims under the Policy and otherwise dealing with the insurer with respect to the Policy. All expenses incurred by the Advisor in its capacity as agent for claims shall be shared by the Parties (including the Advisor) in the same manner as above provided for the sharing of Losses.

       5. Modification and Termination. This Agreement may be modified or amended from time to time by mutual written agreement among all of the Parties. It may be terminated with respect to any one Party by not less than 60 days' written notice to the other Parties which are still parties to the Agreement. It shall terminate with respect to any Party as of the date that Party ceases to be an insured under the Policy; provided that such termination shall not affect that Party's rights and obligations hereunder with respect to any claims on behalf of that Party which are paid under the Policy by the insurer after the date the Party ceases to be an insured under the Policy.

       6. Further Assurances. Each Party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

      IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the day and year first above written.

First Trust Energy Income and Growth Fund
First Trust Enhanced Equity Income Fund
First Trust Senior Floating Rate Income Fund II
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund First Trust/Aberdeen Global Opportunity Income Fund
First Trust Mortgage Income Fund
First Trust Strategic High Income Fund II
First Trust/Aberdeen Emerging Opportunity Fund
First Trust Specialty Finance and Financial Opportunities Fund
First Trust Dividend and Income Fund
First Trust High Income Long/Short Fund
First Trust Energy Infrastructure Fund
First Trust MLP and Energy Income Fund
First Trust Intermediate Duration Preferred & Income Fund
First Trust New Opportunities MLP & Energy Fund
First Trust Dynamic Europe Equity Income Fund
First Trust Exchange-Traded Fund
First Trust Exchange-Traded Fund II
First Trust Exchange-Traded Fund III
First Trust Exchange-Traded Fund IV
First Trust Exchange-Traded Fund V
First Trust Exchange-Traded Fund VI
First Trust Exchange-Traded Fund VII
First Trust Exchange-Traded AlphaDEX(R) Fund
First Trust Exchange-Traded AlphaDEX(R) Fund II
First Trust Series Fund
First Trust Variable Insurance Trust



By /s/ Kristi A. Maher
   ------------------------------------
   Kristi A. Maher, Assistant Secretary

First Trust Advisors L.P.
First Trust Portfolios L.P.


By /s/ Kristi A. Maher
   ---------------------------------------
   Kristi A. Maher, Deputy General Counsel

                                   APPENDIX A

CLOSED-END FUNDS
   First Trust Energy Income and Growth Fund
   First Trust Enhanced Equity Income Fund
   First Trust Senior Floating Rate Income Fund II
   Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund First Trust/Aberdeen Global Opportunity Income Fund
   First Trust Mortgage Income Fund
   First Trust Strategic High Income Fund II
   First Trust/Aberdeen Emerging Opportunity Fund
   First Trust Specialty Finance and Financial Opportunities Fund
   First Trust Dividend and Income Fund
   First Trust High Income Long/Short Fund
   First Trust Energy Infrastructure Fund
   First Trust MLP and Energy Income Fund
   First Trust Intermediate Duration Preferred & Income Fund
   First Trust New Opportunities MLP & Energy Fund
   First Trust Dynamic Europe Equity Income Fund

EXCHANGE-TRADED FUNDS
First Trust Exchange-Traded Fund
   First Trust Dow Jones Select MicroCap Index Fund
   First Trust Morningstar Dividend Leaders Index Fund
   First Trust US IPO Index Fund
   First Trust NASDAQ-100 Equal Weighted Index Fund
   First Trust NASDAQ-100-Technology Sector Index Fund
   First Trust NYSE Arca Biotechnology Index Fund
   First Trust Dow Jones Internet Index Fund
   First Trust Capital Strength ETF
   First Trust Total US Market AlphaDEX(R) ETF
   First Trust Value Line(R) Dividend Index Fund
   First Trust NASDAQ-100 Ex-Technology Sector Index Fund
   First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund
   First Trust S&P REIT Index Fund
   First Trust ISE Water Index Fund
   First Trust ISE Revere Natural Gas Index Fund
   First Trust ISE Chindia Index Fund
   First Trust Value Line(R) 100 Exchange-Traded Fund
   First Trust NASDAQ ABA Community Bank Index Fund
   First Trust CBOE S&P 500 VIX Tail Hedge Index Fund

First Trust Exchange-Traded Fund II
   First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund First Trust STOXX(R) European Select Dividend Index Fund
   First Trust Dow Jones Global Select Dividend Index Fund
   First Trust ISE Global Wind Energy Index Fund
   First Trust ISE Global Engineering and Construction Index Fund
   First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund First Trust Indxx Global Natural Resources Income ETF
   First Trust Indxx Global Agriculture ETF
   First Trust BICK Index Fund
   First Trust ISE Cloud Computing Index Fund
   First Trust Nasdaq Smartphone Index Fund
   First Trust NASDAQ Global Auto Index Fund
   First Trust International IPO ETF
   First Trust Nasdaq Cybersecurity ETF

First Trust Exchange-Traded AlphaDEX(R) Fund
   First Trust Consumer Discretionary AlphaDEX(R) Fund
   First Trust Consumer Staples AlphaDEX(R) Fund
   First Trust Energy AlphaDEX(R) Fund
   First Trust Financials AlphaDEX(R) Fund
   First Trust Health Care AlphaDEX(R) Fund
   First Trust Industrials/Producer Durables AlphaDEX(R) Fund
   First Trust Materials AlphaDEX(R) Fund
   First Trust Technology AlphaDEX(R) Fund
   First Trust Utilities AlphaDEX(R) Fund
   First Trust Large Cap Core AlphaDEX(R) Fund
   First Trust Mid Cap Core AlphaDEX(R) Fund
   First Trust Mid Cap Growth AlphaDEX(R) Fund
   First Trust Mid Cap Value AlphaDEX(R) Fund
   First Trust Small Cap Core AlphaDEX(R) Fund
   First Trust Small Cap Value AlphaDEX(R) Fund
   First Trust Small Cap Growth AlphaDEX(R) Fund
   First Trust Large Cap Value AlphaDEX(R) Fund
   First Trust Large Cap Growth AlphaDEX(R) Fund
   First Trust Multi Cap Value AlphaDEX(R) Fund
   First Trust Multi Cap Growth AlphaDEX(R) Fund
   First Trust Mega Cap AlphaDEX(R) Fund

First Trust Exchange-Traded AlphaDEX(R) Fund II
   First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund
   First Trust Europe AlphaDEX(R) Fund
   First Trust Latin America AlphaDEX(R) Fund
   First Trust Brazil AlphaDEX(R) Fund
   First Trust China AlphaDEX(R) Fund
   First Trust Japan AlphaDEX(R) Fund
   First Trust South Korea AlphaDEX(R) Fund
   First Trust Developed Markets Ex-US AlphaDEX(R) Fund
   First Trust Emerging Markets AlphaDEX(R) Fund
   First Trust Germany AlphaDEX(R) Fund
   First Trust Canada AlphaDEX(R) Fund
   First Trust Australia AlphaDEX(R) Fund
   First Trust United Kingdom AlphaDEX(R) Fund
   First Trust Taiwan AlphaDEX(R) Fund
   First Trust Hong Kong AlphaDEX(R) Fund
   First Trust Switzerland AlphaDEX(R) Fund
   First Trust Emerging Markets Small Cap AlphaDEX(R) Fund
   First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund
   First Trust Eurozone AlphaDEX(R) ETF

First Trust Exchange-Traded Fund III
   First Trust Preferred Securities and Income ETF
   First Trust Managed Municipal ETF
   First Trust Long/Short Equity ETF
   First Trust Emerging Markets Local Currency Bond ETF

First Trust Exchange-Traded Fund IV
   First Trust North American Energy Infrastructure Fund
   First Trust Tactical High Yield ETF
   First Trust Senior Loan Fund
   First Trust Enhanced Short Maturity ETF
   First Trust Strategic Income ETF
   First Trust Low Duration Mortgage Opportunities ETF
   First Trust SSI Strategic Convertible Securities ETF
   First Trust Heitman Global Prime Real Estate ETF

First Trust Exchange-Traded Fund V
   First Trust Morningstar Managed Futures Strategy Fund

First Trust Exchange-Traded Fund VI
   Multi-Asset Diversified Income Index Fund
   First Trust NASDAQ Technology Dividend Index Fund
   International Multi-Asset Diversified Income Index Fund
   First Trust High Income ETF
   First Trust Low Beta Income ETF
   First Trust NASDAQ Rising Dividend Achievers ETF
   First Trust Dorsey Wright Focus 5 ETF
   First Trust RBA American Industrial RenaissanceTM ETF
   First Trust RBA Quality Income ETF
   First Trust Dorsey Wright International Focus 5 ETF

First Trust Exchange-Traded Fund VII
     First Trust Global Tactical Commodity Strategy Fund

OPEN END FUNDS
First Trust Series Fund
   First Trust Preferred Securities and Income Fund
   First Trust/Confluence Small Cap Value Fund
   First Trust Short Duration High Income Fund
   First Trust AQA(R) Equity Fund

First Trust Variable Insurance Trust
   First Trust/Dow Jones Dividend & Income Allocation Portfolio
   First Trust Multi Income Allocation Portfolio
   First Trust Dorsey Wright Tactical Core Portfolio

                                   APPENDIX B

FIRST TRUST CLOSED-END FUNDS
   First Trust Energy Income and Growth Fund                                                         $900,000
   First Trust Enhanced Equity Income Fund                                                           $750,000
   First Trust Senior Floating Rate Income Fund II                                                   $900,000
   Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund                      $600,000
   First Trust/Aberdeen Global Opportunity Income Fund                                               $750,000
   First Trust Mortgage Income Fund                                                                  $400,000
   First Trust Strategic High Income Fund II                                                         $600,000
   First Trust/Aberdeen Emerging Opportunity Fund                                                    $450,000
   First Trust Specialty Finance and Financial Opportunities Fund                                    $525,000
   First Trust Dividend and Income Fund                                                              $450,000
   First Trust High Income Long/Short Fund                                                           $900,000
   First Trust Energy Infrastructure Fund                                                            $750,000
   First Trust MLP and Energy Income Fund                                                          $1,000,000
   First Trust Intermediate Duration Preferred & Income Fund                                       $1,250,000
   First Trust New Opportunities MLP & Energy Fund                                                   $750,000
   First Trust Dynamic Europe Equity Income Fund                                                     $750,000
---------------------------------------------------------------------------------------------  -------------------
SUB-TOTAL                                                                                         $11,725,000

FIRST TRUST EXCHANGE-TRADED FUND
   First Trust Dow Jones Select MicroCap Index Fund                                                   N/A
   First Trust Morningstar Dividend Leaders Index Fund                                                N/A
   First Trust US IPO Index Fund                                                                      N/A
   First Trust NASDAQ-100 Equal Weighted Index Fund                                                   N/A
   First Trust NASDAQ-100-Technology Sector Index Fund                                                N/A
   First Trust NYSE Arca Biotechnology Index Fund                                                     N/A
   First Trust Dow Jones Internet Index Fund                                                          N/A
   First Trust Capital Strength ETF                                                                   N/A
   First Trust Total US Market AlphaDEX(R) ETF                                                        N/A
   First Trust Value Line(R) Dividend Index Fund                                                      N/A
   First Trust NASDAQ-100 Ex-Technology Sector Index Fund                                             N/A
   First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                                        N/A
   First Trust S&P REIT Index Fund                                                                    N/A
   First Trust ISE Water Index Fund                                                                   N/A
   First Trust ISE Revere Natural Gas Index Fund                                                      N/A
   First Trust ISE Chindia Index Fund                                                                 N/A
   First Trust Value Line(R) 100 Exchange-Traded Fund                                                 N/A
   First Trust NASDAQ ABA Community Bank Index Fund                                                   N/A
   First Trust CBOE S&P 500 VIX Tail Hedge Fund                                                       N/A
---------------------------------------------------------------------------------------------  -------------------
SUB-TOTAL                                                                                          $2,500,000

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
   First Trust Consumer Discretionary AlphaDEX(R) Fund                                                  N/A
   First Trust Consumer Staples AlphaDEX(R) Fund                                                        N/A
   First Trust Energy AlphaDEX(R) Fund                                                                  N/A
   First Trust Financials AlphaDEX(R) Fund                                                              N/A
   First Trust Health Care AlphaDEX(R) Fund                                                             N/A
   First Trust Industrials/Producer Durables AlphaDEX(R) Fund                                           N/A
   First Trust Materials AlphaDEX(R) Fund                                                               N/A
   First Trust Technology AlphaDEX(R) Fund                                                              N/A
   First Trust Utilities AlphaDEX(R) Fund                                                               N/A
   First Trust Large Cap Core AlphaDEX(R) Fund                                                          N/A
   First Trust Mid Cap Core AlphaDEX(R) Fund                                                            N/A
   First Trust Mid Cap Growth AlphaDEX(R) Fund                                                          N/A
   First Trust Small Cap Core AlphaDEX(R) Fund                                                          N/A
   First Trust Small Cap Value AlphaDEX(R) Fund                                                         N/A
   First Trust Small Cap Growth AlphaDEX(R) Fund                                                        N/A
   First Trust Large Cap Value AlphaDEX(R) Fund                                                         N/A
   First Trust Large Cap Growth AlphaDEX(R) Fund                                                        N/A
   First Trust Mega Cap AlphaDEX(R) Fund                                                                N/A
---------------------------------------------------------------------------------------------  -------------------
SUB-TOTAL                                                                                          $2,500,000

FIRST TRUST EXCHANGE-TRADED FUND II
   First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                              N/A
   First Trust STOXX(R) European Select Dividend Index Fund                                           N/A
   First Trust Dow Jones Global Select Dividend Index Fund                                            N/A
   First Trust ISE Global Wind Energy Index Fund                                                      N/A
   First Trust ISE Global Engineering and Construction Index Fund                                     N/A
   First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund                           N/A
   First Trust Indxx Global Natural Resources Income ETF                                              N/A
   First Trust Indxx Global Agriculture ETF                                                           N/A
   First Trust BICK Index Fund                                                                        N/A
   First Trust ISE Cloud Computing Index Fund                                                         N/A
   First Trust Nasdaq Smartphone Index Fund                                                           N/A
   First Trust NASDAQ Global Auto Index Fund                                                          N/A
   First Trust International IPO ETF                                                                  N/A
   First Trust Nasdaq Cybersecurity ETF                                                               N/A
---------------------------------------------------------------------------------------------  -------------------
SUB-TOTAL                                                                                          $1,250,000

FIRST TRUST EXCHANGE-TRADED FUND III
   First Trust Preferred Securities and Income ETF                                                    N/A
   First Trust Managed Municipal ETF                                                                  N/A
   First Trust Long/Short Equity ETF                                                                  N/A
   First Trust Emerging Markets Local Currency Bond ETF                                               N/A
---------------------------------------------------------------------------------------------  -------------------
SUB-TOTAL                                                                                            $900,000

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
   First Trust Developed Markets Ex-US AlphaDEX(R) Fund                                               N/A
   First Trust Emerging Markets AlphaDEX(R) Fund                                                      N/A
   First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund                                                 N/A
   First Trust Europe AlphaDEX(R) Fund                                                                N/A
   First Trust Latin America AlphaDEX(R) Fund                                                         N/A
   First Trust Brazil AlphaDEX(R) Fund                                                                N/A
   First Trust China AlphaDEX(R) Fund                                                                 N/A
   First Trust Japan AlphaDEX(R) Fund                                                                 N/A
   First Trust South Korea AlphaDEX(R) Fund                                                           N/A
   First Trust Germany AlphaDEX(R) Fund                                                               N/A
   First Trust Canada AlphaDEX(R) Fund                                                                N/A
   First Trust Australia AlphaDEX(R) Fund                                                             N/A
   First Trust United Kingdom AlphaDEX(R) Fund                                                        N/A
   First Trust Taiwan AlphaDEX(R) Fund                                                                N/A
   First Trust Hong Kong AlphaDEX(R) Fund                                                             N/A
   First Trust Switzerland AlphaDEX(R) Fund                                                           N/A
   First Trust Emerging Markets Small Cap AlphaDEX(R) Fund                                            N/A
   First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund                                     N/A
   First Trust Eurozone AlphaDEX(R) ETF                                                               N/A
---------------------------------------------------------------------------------------------  -------------------
SUB-TOTAL                                                                                          $1,500,000

FIRST TRUST EXCHANGE-TRADED FUND IV
   First Trust North American Energy Infrastructure Fund                                              N/A
   First Trust Tactical High Yield ETF                                                                N/A
   First Trust Senior Loan Fund                                                                       N/A
   First Trust Enhanced Short Maturity ETF                                                            N/A
   First Trust Strategic Income ETF                                                                   N/A
   First Trust Low Duration Mortgage Opportunities ETF                                                N/A
   First Trust SSI Strategic Convertible Securities ETF                                               N/A
   First Trust Heitman Global Prime Real Estate ETF                                                   N/A
---------------------------------------------------------------------------------------------  -------------------
SUB-TOTAL                                                                                          $1,900,000

FIRST TRUST EXCHANGE-TRADED FUND V
   First Trust Morningstar Managed Futures Strategy Fund                                             N/A
---------------------------------------------------------------------------------------------  -------------------
SUB-TOTAL                                                                                            $200,000

FIRST TRUST EXCHANGE-TRADED FUND VII
   First Trust Global Tactical Commodity Strategy Fund                                                N/A
---------------------------------------------------------------------------------------------  -------------------
SUB-TOTAL                                                                                            $600,000

FIRST TRUST EXCHANGE-TRADED FUND VI
   Multi-Asset Diversified Income Index Fund                                                          N/A
   First Trust NASDAQ Technology Dividend Index Fund                                                  N/A
   International Multi-Asset Diversified Income Index Fund                                            N/A
   First Trust High Income ETF                                                                        N/A
   First Trust Low Beta Income ETF                                                                    N/A
   First Trust NASDAQ Rising Dividend Achievers ETF                                                   N/A
   First Trust Dorsey Wright Focus 5 ETF                                                              N/A
   First Trust RBA American Industrial Renaissance(TM) ETF                                            N/A
   First Trust RBA Quality Income ETF                                                                 N/A
   First Trust Dorsey Wright International Focus 5 ETF                                                N/A
---------------------------------------------------------------------------------------------  -------------------
SUB-TOTAL                                                                                          $2,500,000

FIRST TRUST SERIES FUND
   First Trust Preferred Securities and Income Fund                                                   N/A
   First Trust/Confluence Small Cap Value Fund                                                        N/A
   First Trust Short Duration High Income Fund                                                        N/A
   First Trust AQA(R) Equity Fund                                                                     N/A
---------------------------------------------------------------------------------------------  -------------------
SUB-TOTAL                                                                                            $750,000

FIRST TRUST VARIABLE INSURANCE TRUST
   First Trust/Dow Jones Dividend & Income Allocation Portfolio                                       N/A
   First Trust Multi Income Allocation Portfolio                                                      N/A
   First Trust Dorsey Wright Tactical Core Portfolio                                                  N/A
---------------------------------------------------------------------------------------------  -------------------
SUB-TOTAL                                                                                            $750,000

GRAND TOTAL                                                                                       $27,075,000

                                   APPENDIX C

                                                                                                     PREMIUM
FIRST TRUST CLOSED-END FUNDS
   First Trust Energy Infrastructure Fund                                                                $728
   First Trust High Income Long/Short Fund                                                             $1,021
   Macquarie/First Trust Global Opportunity Dividend & Income Fund                                       $265
   First Trust Senior Floating Rate Income Fund II                                                       $903
   First Trust Energy Income and Growth Fund                                                           $1,123
   First Trust Enhanced Equity Income Fund                                                               $468
   First Trust/Aberdeen Global Opportunity Income Fund                                                   $492
   First Trust Mortgage Income Fund                                                                      $123
   First Trust Strategic High Income Fund II                                                             $277
   First Trust/Aberdeen Emerging Opportunity Fund                                                        $147
   First Trust/ Specialty Finance and Financial Opportunities Fund                                       $181
   First Trust Dividend and Income Fund                                                                  $156
   First Trust MLP and Energy Income Fund                                                              $1,654
   First Trust Intermediate Duration Preferred & Income Fund                                           $3,453
   First Trust New Opportunities MLP & Energy Fund                                                       $720
   First Trust Dynamic Europe Equity Income Fund                                                         $525
-----------------------------------------------------------------------------------------------  -----------------
        Total                                                                                         $12,236

FIRST TRUST EXCHANGE-TRADED FUND
   First Trust Dow Jones Select MicroCap Index Fund                                                       $82
   First Trust Morningstar Dividend Leaders Index Fund                                                 $1,273
   First Trust US IPO Index Fund                                                                       $1,225
   First Trust NASDAQ-100 Equal Weighted Index Fund                                                      $862
   First Trust NASDAQ-100 Technology Sector Index Fund                                                   $446
   First Trust Dow Jones Internet Index Fund                                                           $5,451
   First Trust NYSE Arca Biotechnology Index Fund                                                      $4,842
   First Trust Capital Strength ETF                                                                      $204
   First Trust NASDAQ-100 Ex-Technology Sector Index Fund                                                $232
   First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                                           $105
   First Trust NASDAQ(R) ABA Community Bank Index Fund                                                   $177
   First Trust ISE Water Index Fund                                                                      $170
   First Trust ISE-Revere Natural Gas Index Fund                                                         $263
   First Trust ISE Chindia Index Fund                                                                    $350
   First Trust S&P REIT Index Fund                                                                       $325
   First Trust Total US Market AlphaDEX(R) ETF                                                            $12
   First Trust Value Line(R) Dividend Index Fund                                                       $1,797
   First Trust Value Line(R) 100 Exchange-Traded Fund                                                     $86
   First Trust CBOE S&P 500 VIX Tail Hedge Fund                                                            $6
-----------------------------------------------------------------------------------------------  -----------------
        Total                                                                                         $17,908

FIRST TRUST EXCHANGE-TRADED FUND II
   First Trust STOXX(R) European Select Dividend Index Fund                                              $271
   First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Fund                                       $162
   First Trust Dow Jones Global Select Dividend                                                          $671
   First Trust ISE Global Wind Energy Index Fund                                                          $66
   First Trust ISE Global Engineering and Construction Index Fund                                         $25
   First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund                               $18
   First Trust Indxx Global Natural Resources Income ETF                                                  $21
   First Trust Indxx Global Agriculture ETF                                                                $9
   First Trust BICK Index Fund                                                                            $12
   First Trust Nasdaq Smartphone Index Fund                                                               $17
   First Trust NASDAQ Global Auto Index Fund                                                              $51
   First Trust ISE Cloud Computing Index Fund                                                            $770
   First Trust International IPO ETF                                                                       $2
   First Trust Nasdaq Cybersecurity ETF                                                                  $127
-----------------------------------------------------------------------------------------------  -----------------
        Total                                                                                          $2,222

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
   First Trust Large Cap Core AlphaDEX(R) Fund                                                         $2,722
   First Trust Mid Cap Core AlphaDEX(R) Fund                                                           $1,390
   First Trust Small Cap Core AlphaDEX(R) Fund                                                           $969
   First Trust Large Cap Value AlphaDEX(R) Fund                                                        $1,667
   First Trust Large Cap Growth AlphaDEX(R) Fund                                                       $1,018
   First Trust Multi Cap Value AlphaDEX(R) Fund                                                          $224
   First Trust Multi Cap Growth AlphaDEX(R) Fund                                                         $140
   First Trust Consumer Discretionary AlphaDEX(R) Fund                                                 $3,857
   First Trust Consumer Staples AlphaDEX(R) Fund                                                       $4,278
   First Trust Energy AlphaDEX(R) Fund                                                                   $359
   First Trust Financials AlphaDEX(R) Fund                                                             $1,422
   First Trust Health Care AlphaDEX(R) Fund                                                            $5,452
   First Trust Industrials AlphaDEX(R) Fund                                                              $452
   First Trust Materials AlphaDEX(R) Fund                                                                $186
   First Trust Technology AlphaDEX(R) Fund                                                             $1,084
   First Trust Utilities AlphaDEX(R) Fund                                                                $256
   First Trust Mid Cap Growth AlphaDEX(R) Fund                                                           $178
   First Trust Mid Cap Value AlphaDEX(R) Fund                                                            $107
   First Trust Small Cap Growth AlphaDEX(R) Fund                                                         $107
   First Trust Small Cap Value AlphaDEX(R) Fund                                                           $93
   First Trust Mega Cap AlphaDEX(R) Fund                                                                  $26
-----------------------------------------------------------------------------------------------  -----------------
        Total                                                                                         $25,987

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
   First Trust Developed Markets Ex-US AlphaDEX(R) Fund                                                  $234
   First Trust Emerging Markets AlphaDEX(R) Fund                                                         $209
   First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund                                                     $56
   First Trust Europe AlphaDEX(R) Fund                                                                   $617
   First Trust Latin America AlphaDEX(R) Fund                                                              $7
   First Trust Brazil AlphaDEX(R) Fund                                                                     $3
   First Trust China AlphaDEX(R) Fund                                                                     $30
   First Trust Japan AlphaDEX(R) Fund                                                                    $122
   First Trust South Korea AlphaDEX(R) Fund                                                                $6
   First Trust Germany AlphaDEX(R) Fund                                                                  $311
   First Trust Canada AlphaDEX(R) Fund                                                                    $21
   First Trust Australia AlphaDEX(R) Fund                                                                  $2
   First Trust United Kingdom AlphaDEX(R) Fund                                                           $365
   First Trust Taiwan AlphaDEX(R) Fund                                                                    $10
   First Trust Hong Kong AlphaDEX(R) Fund                                                                $245
   First Trust Switzerland AlphaDEX(R) Fund                                                              $304
   First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund                                         $10
   First Trust Emerging Markets Small Cap AlphaDEX(R) Fund                                                $47
   First Trust Eurozone AlphaDEX(R) ETF                                                                   $17
-----------------------------------------------------------------------------------------------  -----------------
        Total                                                                                          $2,616

FIRST TRUST EXCHANGE-TRADED FUND III
   First Trust Preferred Securities and Income ETF                                                       $613
   First Trust Managed Municipal ETF                                                                      $39
   First Trust Long/Short Equity ETF                                                                      $41
   First Trust Emerging Markets Local Currency Bond ETF                                                    $7
-----------------------------------------------------------------------------------------------  -----------------
        Total                                                                                            $700

FIRST TRUST EXCHANGE-TRADED FUND IV
   First Trust North American Energy Infrastructure Fund                                               $1,391
   First Trust Tactical High Yield ETF                                                                   $794
   First Trust Senior Loan Fund                                                                          $572
   First Trust Enhanced Short Maturity ETF                                                               $285
   First Trust Strategic Income ETF                                                                       $31
   First Trust Low Duration Mortgage Opportunities ETF                                                    $13
   First Trust SSI Strategic Convertible Securities ETF                                                    $0
   First Trust Heitman Global Prime Real Estate ETF                                                        $0
-----------------------------------------------------------------------------------------------  -----------------
        Total                                                                                          $3,086

FIRST TRUST EXCHANGE-TRADED FUND V
   First Trust Morningstar Managed Futures Strategy Fund                                                  $21
-----------------------------------------------------------------------------------------------  -----------------
        Total                                                                                             $21

FIRST TRUST EXCHANGE-TRADED FUND VI
   Multi Asset Diversified Income Index Fund                                                           $1,460
   First Trust NASDAQ Technology Dividend Index Fund                                                     $767
   International Multi-Asset Diversified Income Index Fund                                                $21
   First Trust High Income ETF                                                                            $11
   First Trust Low Beta Income ETF                                                                         $8
   First Trust NASDAQ Rising Dividend Achievers ETF                                                       $47
   First Trust Dorsey Wright Focus 5 ETF                                                               $6,693
   First Trust RBA American Industrial Renaissance(TM) ETF                                                $73
   First Trust RBA Quality Income ETF                                                                     $17
   First Trust Dorsey Wright International Focus 5 ETF                                                 $1,032
-----------------------------------------------------------------------------------------------  -----------------
        Total                                                                                         $10,129

FIRST TRUST EXCHANGE-TRADED FUND VII
   First Trust Global Tactical Commodity Strategy Fund                                                   $326
-----------------------------------------------------------------------------------------------  -----------------
        Total                                                                                            $326

FIRST TRUST OPEN-END FUNDS

   First Trust Preferred Securities and Income Fund                                                      $266
   First Trust/Confluence Small Cap Value Fund                                                             $7
   First Trust Short Duration High Income Fund                                                           $281
   First Trust AQA(R) Equity Fund                                                                          $0
-----------------------------------------------------------------------------------------------  -----------------
        Total                                                                                            $554

   First Trust/Dow Jones Dividend & Income Allocation Portfolio                                          $388
   First Trust Multi Income Allocation Portfolio                                                          $20
   First Trust Dorsey Wright Tactical Core Portfolio                                                       $0
-----------------------------------------------------------------------------------------------  -----------------
        Total                                                                                            $408

FIRST TRUST ADVISORS L.P.                                                                             $44,447

FIRST TRUST PORTFOLIOS L.P.                                                                            $6,350
-----------------------------------------------------------------------------------------------  -----------------
        GRAND TOTAL                                                                                  $126,990